Annual Report

Equity Income Fund
December 31, 2000

T. Rowe Price
--------------------------------------------------------------------------------

     REPORT HIGHLIGHTS

     Equity Income Fund

     o    In a tumultuous year for stocks, the fund provided strong results.

     o Returns for the 6- and 12-month periods ended December 31, 2000, were comfortably ahead of both the S&P 500 and the Lipper average for similar funds.

     o Our strategy concentrated on buying the shares of solid companies that had declined and selling stocks that had run up in value.

     o Stock valuations are more appealing than a year ago, and we have been focusing on good investment opportunities with reasonable growth prospects in 2001.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

In what will be remembered as one of the most tumultuous years in recent history, the stock market limped to the finish line with its first loss in several years and its worst overall showing in more than two decades. During the year, the Fed maintained a generally restrictive monetary policy, the economy showed signs of deceleration, and once high-flying sectors finally experienced the effects of gravity. In this challenging environment, your fund enjoyed a strong year as value stocks returned to favor.

As shown in the table, your fund posted a 16.34% gain for the six-month period ended December 31, 2000, comfortably ahead of both the unmanaged Standard & Poor's 500 Stock Index and the Lipper category of similarly managed funds. For the 12 months, we were gratified by the fund's strong competitive return of 13.12%, which easily outpaced both benchmarks.

     Performance Comparison
--------------------------------------------------------------------------------

     Periods Ended 12/31/00                     6 Months            12 Months
--------------------------------------------------------------------------------

     Equity Income Fund                            16.34%               13.12%

     S&P 500 Index                                 -8.72                -9.11

     Lipper Equity Income
     Funds Average                                  9.02                 6.77

     Investors Rediscover Quality

     The most notable story of 2000 was the return to earth of the most aggressive market sectors and the consequent reevaluation of risk tolerance by investors. In a nutshell, a lot of people lost a ton of money betting on companies that, as hindsight clearly shows, should never have attracted the capital that had been heaped upon them to begin with. The rapid rise and fall of companies such as priceline.com, Amazon.com, and a bevy of other dot-coms has been extensively chronicled. This crescendo of speculation reached a high point last summer when one of the small telecommunications equipment start-ups in our region, admittedly one with good prospects, went public and within days had a market capitalization greater than that of General Motors. The unholy alliance between entrepreneurs, venture capitalists, and the unwitting public has, in many cases, come to a sad ending. This unwinding process resulted in the worst performance for the Nasdaq Composite (down nearly 40%) since the benchmark was created in 1971. The good news in all of this is that such carnage has undoubtedly created some interesting investment opportunities for us to consider.

     Many of the beneficiaries of this difficult environment were companies with defensive characteristics and those that appeared, according to our assessment, to be undervalued. Companies with predictable revenue and earnings streams fared especially well in the turmoil of 2000. After all, at the beginning of the year, who would have guessed that the best performing S&P sector would be the electric and gas utility industry?

YEAR-END DISTRIBUTION

     On December 12, your Board of Trustees declared a fourth-quarter income dividend of $0.13, bringing the year to date total for 2000 to $0.51. On the same day, a $1.93 capital gain distribution was declared, all of which was long term. The dividend and capital gain distributions were paid on December 14, 2000, to shareholders of record on December 12. You should have received your check or statement reflecting them as well as Form 1099-DIV summarizing this information for 2000 tax purposes.

PORTFOLIO REVIEW

     Over the last six months, holdings in the utility, health care, consumer products, financial, and energy sectors helped the fund's performance. The portfolio's largest allocation was to energy and utilities at 22% of net assets, followed by financial and consumer nondurables at 19% and 18%, respectively. These sectors provided positive returns in the second half of the year when many stocks struggled. The fund also benefited from continued merger and acquisition activity, such as the acquisitions of Fort James, J.P. Morgan, and Honeywell International. Despite the fund's strong return, we also had some losers in the portfolio, including Xerox and Lucent Technologies. Fortunately, some of the fund's better performing positions more than offset our less successful selections.

Sector Diversification
--------------------------------------------------------------------------------

     Business Services and Transportation                           5

     Capital Equipment and Process Industries
     and Basic Materials                                           11

     Technology                                                     7

     Consumer Services and Cyclicals                               13

     Financial                                                     19

     Energy and Utilities                                          22

     Consumer Nondurables                                          18

     Reserves                                                       5

     Based on net assets as of 12/31/00.

     Maintaining a Balanced Course

     As can be seen in the Major Portfolio Changes table following this letter, we made several transactions that are representative of how we manage the fund. Many of the positions we reduced or eliminated during the past six months had generated good returns over the time we held the stocks. Holdings eliminated from the portfolio during the past six months were Fort James, Merck, and Anheuser-Busch. Our general strategy is to reduce position size when price appreciation results in less attractive valuations for the shares. For example, as Duke Energy's price rose last year, its relative valuation appeal (the relationship between upside potential and downside risk) became less attractive and we trimmed our stake. On the other hand, the stocks of companies like Sprint and Hewlett-Packard had declined fairly sharply, increasing the appeal of their relative valuations, which induced us to initiate positions in the shares. Honeywell International's price declined so sharply in the first half of the year that General Electric decided its relative valuation and strategic appeal was compelling enough to buy Honeywell in its entirety.

     In making these portfolio adjustments, we slightly increased the fund's volatility relative to the S&P 500. As the market's value structure has changed, it makes sense for us to take on slightly more risk. For example, at certain levels, some technology companies may offer better opportunities as value plays than utility stocks that have appreciated strongly.

     The Fund's Profile Remains Conservative

     As shown in the Financial Profile table, the fund's holdings sell at a substantial discount to the overall market. As always, we remain attracted to stocks whose levels of relative valuation (in terms of price/earnings, price/cash flow, and dividend yield) appear to offer a good combination of upside potential and tolerable downside risk. We have been attracted to relatively inexpensive stocks since the fund's inception 15 years ago, and our commitment to value investing continues to be a cornerstone of the fund's investment approach.


Financial Profile
--------------------------------------------------------------------------------
  As of 12/31/00                                         Equity            x
  x                                                      Income            x
  x                                                        Fund      S&P 500

  Current Yield                                             2.3%         1.2%

  Price/Book Ratio                                          3.3X         5.9X

  Price/Earnings Ratio
  (2001 estimated EPS)                                     16.2X        24.0X

  Historical Beta
  (based on monthly
  returns for 5 years)                                      0.61         1.00


OUTLOOK

     Following last year's correction in overextended areas of the market, general stock valuations have become more reasonable. The 9% decline in the S&P 500 and the 39% pullback in the Nasdaq Composite have drained much of the speculative excess that was evident a year ago. These price contractions have created a number of interesting investment opportunities for us. As we write this letter, all eyes are on the economy and on Washington to see how severe the economic slowdown will be, and what steps the Federal Reserve and the new administration will take to stimulate a renewal of economic growth. Much of the pain now seems to be behind us, and negative investor sentiment is fairly widespread-a bullish sign. While further market turbulence is likely, we believe there are many good investment opportunities offering above-average dividend yields and reasonable prospects for capital appreciation over the intermediate term.

     As always, we appreciate your continued confidence and support.

     Respectfully submitted,

     Brian C. Rogers
     President of the fund and chairman of the fund's Investment
     Advisory Committee

     January 12, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

     (Please check our Web site at www.troweprice.com for a video or audio interview with Brian Rogers.)


T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                           Percent of
                                                           Net Assets
                                                             12/31/00
     ---------------------------------------------------------------------------

     Mellon Financial                                             2.5%

     Exxon Mobil                                                  2.0

     American Home Products                                       1.8

     BP Amoco                                                     1.8

     Fannie Mae                                                   1.6
     ---------------------------------------------------------------------------

     SBC Communications                                           1.6

     Lockheed Martin                                              1.6

     3M                                                           1.6

     Union Pacific                                                1.6

     Verizon Communications                                       1.5
     ---------------------------------------------------------------------------

     Texaco                                                       1.5

     Hershey Foods                                                1.5

     FleetBoston Financial                                        1.5

     Rockwell International                                       1.5

     International Paper                                          1.4
     ---------------------------------------------------------------------------

     J. P. Morgan                                                 1.4

     DuPont                                                       1.4

     Chevron                                                      1.4

     American General                                             1.3

     Citigroup                                                    1.3
     ---------------------------------------------------------------------------

     ALLTEL                                                       1.3

     Bank One                                                     1.3

     Royal Dutch Petroleum                                        1.3

     Waste Management                                             1.2

     Gillette                                                     1.2
     ---------------------------------------------------------------------------

     Total                                                       38.1%


     Note: Table excludes reserves.


T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/00

Ten Largest Purchases
--------------------------------------------------------------------------------

Sprint*

Hewlett-Packard*

Lucent Technologies*

Motorola

Gillette

Intel*

Aon*

Ford Motor*

Honeywell International*

AT&T


Ten Largest Sales
--------------------------------------------------------------------------------

Fort James**

Pharmacia

Duke Energy

St. Paul Companies

General Mills

Verizon Communications

Kimberly-Clark

Merck**

Exxon Mobil

Anheuser-Busch**

*    Position added
**   Position eliminated


T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     EQUITY INCOME FUND

     As of 12/31/00

                                      S&P 500       Lipper Equity     Equity
  Income Funds                                                        Income
                                                     Average            Fund

  12/90                                10,000         10,000          10,000
  12/91                                13,047         12,764          12,528
  12/92                                14,041         14,091          14,298
  12/93                                15,456         16,087          16,421
  12/94                                15,660         15,940          17,164
  12/95                                21,545         20,910          22,889
  12/96                                26,491         24,720          27,558
  12/97                                35,330         31,600          35,501
  12/98                                45,427         35,181          38,776
  12/99                                54,985         36,297          40,259
  12/00                                49,977         39,176          45,540

  Average Annual Compound Total Return

   This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate

  Periods Ended12/31/00               1 Year    3 Years    5 Years   10 Years
--------------------------------------------------------------------------------

  Equity Income Fund                   13.12%      8.66%     14.75%     16.37%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Financial Highlights          For a share outstanding throughout each period
--------------------------------------------------------------------------------

Equity Income shares

                             Year
                            Ended
                         12/31/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET VALUE

Beginning of period      $  24.81   $  26.32   $  26.07   $  22.54   $  20.01

Investment activities

  Net investment
  income (loss)              0.50       0.54       0.61       0.66       0.64

  Net realized and
  unrealized gain (loss)     2.51       0.45       1.74       5.67       3.38

  Total from
  investment activities      3.01       0.99       2.35       6.33       4.02

Distributions

  Net investment income     (0.51)     (0.53)     (0.61)     (0.66)     (0.65)

  Net realized gain         (2.64)     (1.97)     (1.49)     (2.14)     (0.84)

  Total distributions       (3.15)     (2.50)     (2.10)     (2.80)     (1.49)

NET ASSET VALUE
End of period            $  24.67   $  24.81   $  26.32   $  26.07   $  22.54


Ratios/Supplemental Data

Total return(diamond)       13.12%      3.82%      9.23%     28.82%     20.40%

Ratio of total expenses
to average net assets        0.78%      0.77%      0.77%      0.79%     0 .81

Ratio of net investment
income (loss) to average
net assets                   2.01%      1.95%      2.26%      2.67%     3 .08

Portfolio turnover rate      21.9%      21.8%      22.6%      23.9%     2 5.0

Net assets, end of period
(in millions)            $ 10,187   $ 12,321   $ 13,495   $ 12,771   $  7,818


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
                                                           December 31, 2000

     Portfolio of Investments                     Shares               Value
--------------------------------------------------------------------------------
     In thousands

     Common Stocks 94.7%

     FINANCIAL 19.3%

     Bank and Trust 10.2%

     Bank of America                           1,490,000           $  68,354

     Bank One                                  3,500,000             128,187

     Firstar                                   1,920,000              44,640

     FleetBoston Financial                     4,106,000             154,232

     J. P. Morgan                                860,000             142,330

     Mellon Financial                          5,180,000             254,791

     Mercantile Bankshares                     1,630,000              70,243

     National City                             1,920,000              55,200

     Wells Fargo                               2,160,000             120,285

                                                                   1,038,262

     Insurance 6.2%

     American General                          1,658,600             135,176

     Aon                                       1,680,000              57,540

     Chubb                                     1,340,000             115,910

     Lincoln National                          1,530,000              72,388

     SAFECO                                    2,400,000              78,975

     St. Paul Companies                        1,085,000              58,929

     UnumProvident                             4,030,000             108,306

                                                                     627,224

     Financial Services 2.9%

     Citigroup                                 2,590,000             132,252

     Fannie Mae                                1,920,000             166,560

                                                                     298,812

     Total Financial                                               1,964,298


     UTILITIES 10.2%

     Telephone 6.4%

     ALLTEL                                    2,110,000             131,743

     AT&T                                      3,600,000              62,325

     BellSouth                                 1,920,000              78,600

     SBC Communications                        3,430,000             163,782

     Sprint                                    3,170,000              64,391

     Verizon Communications                    3,110,000             155,889

                                                                     656,730

     Electric Utilities 3.8%

     Duke Energy                                 585,000              49,871

     Exelon                                    1,440,000             101,102

     FirstEnergy                               2,168,000              68,428

     Niagara Mohawk *                          2,270,000              37,881

     Reliant Energy                              860,000              37,249

     Southern                                  2,780,000              92,435

                                                                     386,966

  Total Utilities                                                 1,043,696


     CONSUMER NONDURABLES 18.4%

     Cosmetics 1.8%

     Gillette                                  3,450,000             124,631

     International Flavors & Fragrances        3,070,000              62,360

                                                                     186,991

     Beverages 0.9%

     Brown-Forman (Class B)                    1,440,000              95,760

                                                                      95,760

     Food Processing 5.5%

     Campbell                                  2,306,000              79,845

     General Mills                             2,400,000             106,950

     Heinz                                     2,160,000             102,465

     Hershey Foods                             2,400,000             154,500

     Kellogg                                     960,000              25,200

     McCormick                                 2,497,500              90,066

                                                                     559,026


     Hospital Supplies/Hospital Management 1.6%

     Abbott Laboratories                       1,920,000              93,000

     Becton, Dickinson                         1,920,000              66,480

                                                                     159,480


     Pharmaceuticals 2.8%

     American Home Products                    2,910,000             184,930

     Bristol-Myers Squibb                        720,000              53,235

     Pharmacia                                   770,000              46,970

                                                                     285,135


     Miscellaneous Consumer Products 5.8%

     Armstrong Holdings                          860,000               1,774

     Clorox                                      960,000              34,080

     Fortune Brands                            2,690,000              80,700

     Hasbro                                    4,800,000              51,000

     Philip Morris                             2,690,000             118,360

     Procter & Gamble                          1,440,000             112,950

     Stanley Works                             2,540,000              79,216

     UST                                       3,840,000             107,760

                                                                     585,840

     Total Consumer Nondurables                                    1,872,232


     CONSUMER SERVICES 7.0%

     General Merchandisers 1.0%

     J.C. Penney                               1,630,000              17,726

     May Department Stores                     2,640,000              86,460

                                                                     104,186


     Specialty Merchandisers 1.3%

     Albertson's                               1,440,000              38,160

     Toys "R" Us *                             5,560,000              92,783

                                                                     130,943


     Entertainment and Leisure 2.2%

     Disney                                    3,450,000              99,834


     Hilton Hotels                             5,520,000              57,960

     McDonald's                                  960,000              32,640

     Reader's Digest (Class A)                   960,000              37,560

                                                                     227,994


     Media and Communications 2.5%

     Dow Jones                                   960,000              54,360

     Dun & Bradstreet *                        1,150,000              29,756

     Knight-Ridder                             1,920,000             109,200

     R.R. Donnelley *                          2,300,000              62,100

                                                                     255,416


     Total Consumer Services                                         718,539

     CONSUMER CYCLICALS 5.5%

     Automobiles and Related 1.9%

     Dana                                        670,000              10,259

     Eaton                                       770,000              57,895

     Ford Motor                                1,920,000              45,000

     Genuine Parts                             2,880,000              75,420

                                                                     188,574


     Building and Real Estate 2.4%

     Rouse, REIT                               2,400,000              61,200

     Simon Property Group, REIT                2,960,000              71,040

     Starwood Hotels & Resorts
     Worldwide, REIT                           3,270,000             115,267

                                                                     247,507


     Miscellaneous Consumer Durables 1.2%

     Black & Decker                              960,000              37,680

     Eastman Kodak                             2,235,000              88,003

                                                                     125,683


     Total Consumer Cyclicals                                        561,764

     TECHNOLOGY 7.0%

     Electronic Systems 0.7%

     Hewlett-Packard                           2,400,000              75,750

                                                                      75,750


     Information Processing 0.5%

     COMPAQ Computer                           1,920,000              28,896

     Unisys *                                  1,630,000              23,839

                                                                      52,735


     Office Automation 0.1%

     Xerox                                     2,880,000              13,320

                                                                      13,320


     Telecommunications 0.3%

     Lucent Technologies                       2,160,000              29,160

                                                                      29,160


     Electronic Components 1.7%

     Intel                                     1,440,000              43,290

     Motorola                                  4,080,000              82,620

     Texas Instruments                           960,000              45,480

                                                                     171,390


     Aerospace and Defense 3.7%

     Honeywell International                   1,365,000              64,581

     Lockheed Martin                           4,800,000             162,960

     Rockwell International                    3,120,000             148,590

                                                                     376,131


     Total Technology                                                718,486

     CAPITAL EQUIPMENT 1.4%

     Electrical Equipment 0.7%

     Hubbell (Class B)                         2,491,000              66,012

                                                                     66,012


     Machinery 0.7%

     Cooper Industries                           820,000              37,669

     Illinois Tool Works                         580,000              34,546

                                                                      72,215

     Total Capital Equipment                                         138,227

     BUSINESS SERVICES AND

     TRANSPORTATION 5.3%

     Miscellaneous Business Services 2.3%

     H&R Block                                 1,263,300              52,269

     Moody's                                   2,110,000              54,200

     Waste Management                          4,560,000             126,540

                                                                     233,009


     Railroads 2.1%

     Norfolk Southern                          3,980,000              52,984

     Union Pacific                             3,120,000             158,340

                                                                    211,324


     Computer Service and Software 0.9%

     BMC Software *                            1,200,000              16,800

     Microsoft *                               1,770,000              76,829

                                                                      93,629


     Total Business Services and Transportation                      537,962

     ENERGY 11.1%



     Energy Services 0.5%

     Baker Hughes                              1,200,000              49,875

                                                                      49,875


     Exploration and Production 1.2%

     Unocal                                    3,170,000             122,640

                                                                     122,640


     Integrated Petroleum - Domestic 3.3%



     Amerada Hess                              1,340,000              97,904

     BP Amoco ADR                              3,830,000             183,361

     USX-Marathon                              1,920,000              53,280

                                                                     334,545


     Integrated Petroleum - International 6.1%

     Chevron                                   1,630,000             137,633

     Exxon Mobil                               2,400,000             208,650

     Royal Dutch Petroleum                     2,110,000             127,787

     Texaco                                    2,490,000             154,691

                                                                     628,761


     Total Energy                                                  1,135,821

     PROCESS INDUSTRIES 8.8%

     Diversified Chemicals 2.8%

     Dow Chemical                              2,010,000              73,617

     DuPont                                    2,880,000             139,140

     Hercules                                  3,840,000              73,200

                                                                     285,957


     Specialty Chemicals 3.2%

     3M                                        1,340,000             161,470

     Great Lakes Chemical                      2,110,000              78,466

     Pall                                      4,120,000              87,807

                                                                     327,743


     Paper and Paper Products 2.5%

     International Paper                       3,600,000             146,925

     Kimberly-Clark                            1,024,000              72,387

     Mead                                      1,060,000              33,257

                                                                     252,569


     Forest Products 0.3%

     Georgia-Pacific                             825,000              25,678

                                                                      25,678

     Total Process Industries                                        891,947


     BASIC MATERIALS 0.7%

     Metals 0.7%

     Newmont Mining                              860,000              14,674

     Phelps Dodge                                960,000              53,580

     Total Basic Materials                                            68,254

     Total Common Stocks (Cost $7,644,722)                         9,651,226


     Short-Term Investments 6.5%

     Money Market Funds 6.5%

     Reserve Investment Fund, 6.69% #!         663,109,716           663,110

     Total Short-Term Investments (Cost $663,11)                     663,110

     Total Investments in Securities

     101.2% of Net Assets (Cost $8,307,832)                        10,314,336

     Other Assets Less Liabilities                                  (126,700)

     NET ASSETS                                                   10,187,636
                                                                  ----------



     #        Seven-day yield
     !        Affiliated company
     *        Non-income producing
     ADR      American Depository Receipt
     REIT     Real Estate Investment Trust


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
December 31, 2000

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

  Assets

  Investments in securities, at value

     Affiliated companies (cost $663,110)                     663,110

     Other companies (cost $7,644,722)                      9,651,226

     Total investments in securities                       10,314,336

  Other assets                                                449,719

  Total assets                                             10,764,055

  Liabilities

  Total liabilities                                           576,419

  NET ASSETS                                               10,187,636

  Net Assets Consist of:

  Accumulated net investment
  income - net of distributions                            $   (2,958)

  Accumulated net realized
  gain/loss - net of distributions                            176,573

  Net unrealized gain (loss)                                2,006,504

  Paid-in-capital applicable to 412,883,018 shares of

  no par value capital stock outstanding;

  unlimited shares authorized                               8,007,517

  NET ASSETS                                               $10,187,636

  Equity Income shares

  ($10,186,784,318/412,848,520 shares outstanding)         $    24.67

  Equity Income Advisor Class shares

  ($851,332/34,498 shares outstanding)                     $    24.68


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                 Year
                                                                Ended
                                                             12/31/00
  Investment Income (Loss)

  Income

     Dividend                                                 262,048

     Interest (including $25,956 from
     affiliated companies)                                     26,013

     Total income                                             288,061

  Expenses

     Investment management                                     58,470

     Shareholder servicing

       Equity Income shares                                    20,922

       Equity Income Advisor Class shares                          --

     Prospectus and shareholder reports                             x

       Equity Income shares                                       517

       Equity Income Advisor Class shares                          --

     Custody and accounting                                       411

     Registration                                                  87

     Legal and audit                                               35

     Trustees                                                      24

     Miscellaneous                                                 61

     Total expenses                                            80,527

     Expenses paid indirectly                                     (22)

     Net expenses                                              80,505

  Net investment income (loss)                                207,556

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)

     Securities                                             1,253,051

     Foreign currency transactions                               (170)

     Net realized gain (loss)                               1,252,881

  Change in net unrealized gain or loss

     Securities                                              (306,726)

     Other assets and liabilities

     denominated in foreign currencies                             (8)

     Change in net unrealized gain or loss                   (306,734)

  Net realized and unrealized gain (loss)                     946,147

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                   $1,153,703


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Equity Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                       12/31/00     12/31/99

  Increase (Decrease) in Net Assets
  Operations

     Net investment income (loss)                       207,556      258,429

     Net realized gain (loss)                         1,252,881    1,122,124

     Change in net unrealized gain or loss             (306,734)    (885,673)

     Increase (decrease) in net assets
     from operations                                  1,153,703      494,880

  Distributions to shareholders

     Net investment income

       Equity Income shares                            (212,269)    (254,140)

       Equity Income Advisor Class shares                    (6)          --

     Net realized gain

       Equity Income shares                          (1,082,249)    (931,329)

       Equity Income Advisor Class shares                   (46)           -

  Decrease in net assets from distributions          (1,294,570)  (1,185,469)

  Capital share transactions *

     Shares sold

       Equity Income shares                           1,348,371    2,127,388

       Equity Income Advisor Class shares                   863            -

  Distributions reinvested

       Equity Income shares                           1,247,137    1,142,884

       Equity Income Advisor Class shares                     1            -

     Shares redeemed

       Equity Income shares                          (4,589,049)   3,753,520)

       Equity Income Advisor Class shares                   (33)           -

     Increase (decrease) in net assets from

     capital share transactions                      (1,992,710)     483,248)

  Net Assets

  Increase (decrease) during period                  (2,133,577)  (1,173,837)

  Beginning of period                                12,321,213   13,495,050

  End of period                                      10,187,636   12,321,213

*Share information

     Shares sold

       Equity Income shares                              56,508       78,259

       Equity Income Advisor Class shares                    35            -

     Distributions reinvested

       Equity Income shares                              52,725      45,473

       Equity Income Advisor Class shares                     -           -

     Shares redeemed

       Equity Income shares                           (193,017)    (139,811)

       Equity Income Advisor Class shares                   (1)           -

     Increase (decrease) in shares outstanding         (83,750)     (16,079)


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Equity Income Fund
--------------------------------------------------------------------------------
                                                           December 31, 2000

Notes to Financial Statements
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NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Income Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The fund has two classes of shares-Equity Income, offered since October 31, 1985, and Equity Income Advisor Class, first offered on March 31, 2000. Equity Income Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Class Accounting The Equity Income Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets: no such fees were incurred during the period ended December 31, 2000. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions are declared and paid by the fund on an annual basis.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,166,203,000 and $5,188,428,000, respectively, for the year ended December 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to redemptions in-kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

  Undistributed net realized gain                                  (302,385,000)

  Paid-in-capital                                                   302,385,000


     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $8,307,832,000. Net unrealized gain aggregated $2,006,504,000 at period-end, of which $2,897,510,000 related to appreciated investments and $891,006,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $5,027,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause Equity Income Advisor Class's ratio of total expenses to average net assets to exceed 1.00%. Thereafter, through December 31, 2003, Equity Income Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.00%.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $16,052,000 for the year ended December 31, 2000, of which $1,303,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Group (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Growth Fund and Spectrum Income Fund held approximately 6.9% of the outstanding Equity Income shares at December 31, 2000. For the year then ended, the Equity Income Shares were allocated $1,603,000 of Spectrum expenses, $158,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $25,956,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Equity Income Fund

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees and Equity Income Shareholders of
T. Rowe Price Equity Income Fund

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Income Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 19, 2001


T. Rowe Price Equity Income Fund

Tax Information (Unaudited) for the Tax Year Ended 12/31/00
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $76,052,000 from short-term capital gains,

o $1,155,648,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $236,950,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price, Invest with Confidence(registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.        F71-050  12/31/00